                                                              EXHIBIT 99.906CERT

     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the shareholder report of American Century Growth Funds,
Inc. (the  "Registrant")  on Form N-CSR for the period  ending  January 31, 2007
(the "Report"),  we, the  undersigned,  certify,  pursuant to Section 906 of the
Sarbanes-Oxley Act of 2002, that:

     (1)  The Report fully  complies with the  requirements  of Section 15(d) of the Securities Exchange Act of 1934; and

     (2)  The  information  contained  in the  Report  fairly  presents,  in all material respects,  the financial  condition and results of operations of the Registrant.

Dated:  March 30, 2007

                                           /s/ Jonathan S. Thomas
                                           -------------------------------------
                                           Jonathan S. Thomas
                                           President
                                           (chief executive officer)

                                           /s/ Robert J. Leach
                                           -------------------------------------
                                           Robert J. Leach
                                           Vice President, Treasurer, and
                                           Chief Financial Officer
                                           (chief financial officer)